UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2007

Commission File Number 000-31395

VillageEDOCS

(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 23, 2007, VillageEDOCS (the "Company") obtained an executed commercial real estate lease agreement from an unrelated third party for office space from which we will conduct the operations of our corporate headquarters and those of our wholly-owned subsidiary, MessageVision, Inc., for a term of five years commencing on June 1, 2007.  Pursuant to the lease agreement, the Company and MessageVision, Inc. will occupy approximately 5,750 square feet at a cost of $10,063, $10,064, $10,675, $10,996, and $11,325 per month for each of the twelve month periods ended June 30, 2008, 2009, 2010, 2011, and 2012, respectively.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits

Exhibit number	Description
-------------------	---------------------------------------------------------------
10.1	Office Lease Agreement by and between the Company and Tustin Avenue Investors, LLC*

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      April 25, 2007                                                 VILLAGEEDOCS

                                                                                          By:  /s/   Michael A. Richard
                                                                                          Print Name:  Michael A. Richard
                                                                                          Title:  Chief Financial Officer